LEASE AGREEMENT #063-21770-000



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CUSTOMER: Hansen Lind Meyer Inc.          LESSOR:  BERTHEL FISHER & COMPANY
          121 West Trade Street                    LEASING, INC.
          Suite 2950                               100 Second Street SE
          Charlotte, NC 28202                      Cedar Rapids, IA  52401


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                         DESCRIPTION OF EQUIPMENT LEASED


     Quantity              Equipment Description (TYPE, MAKE, MODEL NO. & SERIAL
                           NO.)


 See Attached Schedule A for Equipment Description


Equipment Location (if different from above): __________________________________

Name/Phone No. of Contact to Confirm Installations:_____________________________
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                                TRANSACTION TERMS

FIRST PAYMENT DUE DATE        May 30, 1997

TOTAL MONTHLY RENT:   $64,501.41(plus applicable taxes)     SECURITY DEPOSIT:   $  - 0 -     TERM:  Sixty (60) months


PURCHASE OPTION AT END OF TERM:   $1.00  or               Other (___________)             Fair Market Value
                                                                                            (not to exceed 10%)

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We have written this Lease in plain language so that you may more easily understand its terms. Please read your copy of the Lease carefully and feel free to ask questions. We use the words "you" and "your" to mean each Customer named above. The words "we", "us" and "our" refer to Berthel Fisher & Company Leasing, Inc., the owner of the Equipment.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS LEASE (INCLUDING THOSE ON THE REVERSE SIDE) SHOULD BE READ CAREFULLY, BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. TERMS OR ORAL PROMISES WHICH ARE NOT CONTAINED IN THIS WRITTEN LEASE CONTRACT MAY NOT BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS LEASE ONLY BY ANOTHER WRITTEN AGREEMENT BETWEEN YOU AND US. YOU AGREE TO COMPLY WITH THE TERMS AND CONDITIONS OF THIS LEASE. THIS LEASE IS NOT CANCELLABLE. YOU AGREE THAT THE EQUIPMENT WILL BE USED ONLY FOR BUSINESS PURPOSES.

YOU CERTIFY THAT ALL THE INFORMATION GIVEN IN THIS LEASE AND YOUR APPLICATION WAS CORRECT AND COMPLETE WHEN THIS LEASE WAS SIGNED. THIS LEASE IS NOT BINDING UPON US OR EFFECTIVE UNTIL AND UNLESS WE EXECUTE THIS LEASE. THE LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF IOWA. YOU AGREE TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN LINN COUNTY, IOWA.

LESSOR:                                              CUSTOMER:
BERTHEL FISHER & COMPANY LEASING, INC.               HANSEN LIND MEYER INC

By:________________________________________          By:________________________

Title:_____________________________________          Title:_____________________

Date Accepted:_____________________________          Date Signed:_______________
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1. LEASE; DELIVERY AND ACCEPTANCE OF EQUIPMENT. You agree to lease the Equipment described on the reverse side of this Lease from us when we accept this Lease at our office in Iowa. You agree to be bound by all the terms of this Lease. When you receive the Equipment, you agree to inspect it and to verify by telephone such information as we may require. If we request, you will send us a written certificate of acceptance or other evidence of acceptance. ONCE WE ACCEPT THE LEASE, YOU MAY NOT CANCEL IT DURING THE FULL LEASE TERM. If you have signed a purchase contract for the Equipment, by signing this Lease you have assigned it to us, effective when we pay for the Equipment.

2. RENT. You agree to pay us Monthly Rent for the use of the Equipment, plus applicable taxes, each month during the Term. The first Monthly Rent is due on the date you accept the Equipment and each month after that on the date we tell you. Monthly Rent must be received by that date at the address we tell you, whether or not you receive an invoice. If required, you will pay a security deposit when you sign this Lease. As long as you are not in default, we may either apply your security deposit to the last Monthly Rent, or to your Purchase Option or we may refund the security deposit to you when the Term expires and the Equipment is returned in accordance with paragraph 14. To the extent allowed by law, we may charge you a reasonable fee to cover our documentation and investigation costs. You also authorize us to insert or correct missing or incorrect information on the Lease, including your official name. We will send you copies of such changes.


3. NET LEASE. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL MONTHLY RENT AND OTHER AMOUNTS DUE FOR THE ENTIRE LEASE TERM NO MATTER WHAT HAPPENS EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE, OR IF YOU NO LONGER CAN USE IT. YOU ARE NOT ENTITLED TO REDUCE OR SET-OFF AGAINST MONTHLY RENT OR OTHER AMOUNTS DUE TO US OR TO ANYONE TO WHOM WE TRANSFER THIS LEASE FOR ANY REASON WHATSOEVER. EACH LEASE IS A `FINANCE LEASE' AS DEFINED IN
ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE, KNOWN IN IOWA AS ARTICLE 13.

4. DISCLAIMER OF WARRANTIES. THE EQUIPMENT IS BEING LEASED TO YOU IN AN AS-IS CONDITION. NO SALESMAN OR AGENT OF VENDOR IS AUTHORIZED TO CHANGE ANY TERM OF THIS LEASE. YOU AGREE THAT WE DO NOT MANUFACTURE THE EQUIPMENT, THAT WE DO NOT REPRESENT THE MANUFACTURER OR THE VENDOR, AND THAT YOU HAVE SELECTED THE EQUIPMENT BASED UPON YOUR OWN JUDGMENT. YOU HAVE NOT RELIED ON ANY STATEMENTS MADE OR NOT MADE BY US OR OUR EMPLOYEES. WE DO NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND, DIRECT OR INDIRECT, EXPRESS OR IMPLIED, AS TO THE SUITABILITY, DURABILITY, DESIGN, OPERATION OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, FITNESS FOR USE FOR PARTICULAR PURPOSES OR OTHERWISE. WE SHALL NOT BE LIABLE TO YOU AND YOU WILL NOT MAKE ANY CLAIM AGAINST US FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT.


5. TITLE AND SECURITY INTEREST. If the purchase option amount is $1.00 (a "Dollar Purchase Option"), you shall have title to the Equipment immediately upon delivery and shall be deemed to be the owner of the Equipment as long as you are not in default under this Lease. In the event of a default, title to the Equipment shall revert to us, free and clear of any rights or interests you may have in the Equipment. If the Purchase Option is other than $1.00 (a "Stated Purchase Option"), the Equipment is and shall remain our sole property during the Lease Term. Unless you are in default under this Lease, you shall have the right to peacefully possess and use the Equipment during the Lease Term. To secure all of your obligations to us under this Lease, you hereby grant us a security interest in (a) the Equipment, to the extent of your interest (b) anything attached or added to the Equipment at any time (c) any money or property from the sale of the Equipment, and (d) any money from an insurance claim if the Equipment is lost or damaged. You agree that the security interest will not be affected if this Lease is changed in any way. You hereby appoint us (or our agent) as your true and lawful attorney-in-fact to affix your signature to UCC financing statements prepared and filed on your behalf by us (or our agent) with the same force and effect as if you had signed such financing statements.


6. USE, MAINTENANCE, REPAIR. You will not move the Equipment from the Equipment Location without our advance written consent. You will provide us reasonable access to the Equipment so that we can check the Equipment's existence, condition, and proper maintenance. You will use the Equipment according to its intended purpose, as required by all applicable manuals and instructions, and keep it eligible for any manufacturer's certification. At your own cost and expenses, you will keep the Equipment in good repair, condition and working order, except for ordinary wear and tear. All replacement parts and repairs will become our property. You will not make any permanent alterations to the Equipment. You may enforce all warranty rights, unless you are in default under this Lease. For a description of those warranty rights you need to contact your vendor.

7. TAXES. You agree to pay when due, either directly or by reimbursing us, all taxes, fines, and penalties relating to this Lease or the Equipment. We will file any required personal property tax returns, unless we agree otherwise in writing. You agree to pay any reasonable fee required in order for us or our designee to complete the calculation and filing of required personal property tax returns. If this Lease contains a Dollar Purchase Option, you agree to file any personal property tax returns. We do not have to contest any tax on the Equipment or this Lease. Upon the termination or expiration of this Lease and if applicable, you agree to promptly remit our estimate of personal property taxes, which may become due and which relate to the Equipment .


8. INDEMNITY. We are not responsible for any injuries, damages, penalties, claims or losses, including legal expenses, incurred by you or any other person caused by the installation, transportation, manufacture, selection, purchase, lease, ownership, possession, maintenance, condition, use, return, or disposition of the Equipment. You agree to indemnify and reimburse us for and to defend us against any claims for such losses, damages, penalties, claims, injuries or expenses. This indemnity continues even after the Lease has expired for acts and omissions that occurred during the Lease Term, whether or not insurance coverage is in effect.


9. LOSS OR DAMAGE. You are responsible for any loss, destruction or damage to the Equipment, whether or not insured, from the date the Equipment is shipped to you until it is returned to us. You are required to pay all Monthly Rent even if there is any such loss or damage. You must notify us in writing immediately of any loss or damage. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us the amount required by Section 12. We will apply any insurance proceeds that we receive for the Equipment to reduce any of your unpaid obligations.


10. INSURANCE. You agree to keep the Equipment fully insured against loss until you have met all your obligations under this Lease. You agree to obtain a general public liability insurance policy, covering both personal injury and property damage, from a company that is acceptable to us. You will include us as an additional insured or loss payee on such policy, whichever is applicable. You agree to provide us with a certificate or other evidence of insurance acceptable to us. We are under no duty to tell you if your insurance coverage is adequate. If any insurance proceeds are paid as a result of any loss or damage to the Equipment, you agree that such insurance proceeds will be paid first to us to satisfy your obligations under this Lease. If you do not provide evidence of proper insurance within 10 days of our request, we will have the right but not the duty, to obtain such insurance at your expense on our interest in the Equipment. You will pay all premiums and related charges, including interest at up to 1.5% per month, or the highest legal rate, if less.


11. DEFAULT. You will be in default under this Lease if any of the following happens: (a) we do not receive any Monthly Rent or other payment within 10 days after its due date; (b) you or any of your guarantors break any promises in this Lease or any guaranty and do not correct the problem within 20 days after we send you written notice; (c) you or any of your guarantors become insolvent, are liquidated or dissolved, merge, transfer substantially all of your stock or assets, stop doing business or assign your rights or property for the benefit of creditors; (d) a petition is filed by or against you or any of your guarantors under any bankruptcy or insolvency law; (e) (for individuals) you or any of your guarantors die or have a guardian appointed; or (f) you (or any affiliate) is in default under any other agreement between you and us or our affiliate.


12. REMEDIES. If there is a default, we, at our sole discretion, may do any or all of the following: (a) give you written notice of the default; (b) require you to pay immediately to us, as compensation for loss of our bargain and not as a penalty, (I) all unpaid Monthly Rents for the remainder of the Lease Term, plus (ii) any other amounts due, including expenses we incur to take possession, hold, repair and dispose of the Equipment, plus (iii) the Purchase Option Amount, if stated, or if no fixed Purchase Option amount is given, our reasonable estimate of the fair market value of like equipment. We will discount all future Monthly Rents to their present value at the higher of the prime rate of Firstar Bank in effect at the time of the default or 10%, (c) require you to return the Equipment as provided in Section 14; and/or (d) pursue any other remedy we may have. In the event you do not return the Equipment, we or our agent may peacefully repossess it without a court order and you will not make any claims against us or the Equipment for trespass, damage or any other reason. Although you agree that we do not have to do so, if we sell the Equipment, we will give you credit for the amounts we receive. You will immediately pay us any amounts still owing. If this is not a true lease and if we are paid a price which exceeds the amount you owe us plus our costs of sale, we will give you the excess. You agree that we only need to give you 10 days advance notice of any sale and no notice of advertising. You agree to pay all our costs of enforcing our rights against you, including attorney's fees. You agree that we will keep all of our rights against you, even if we do not chose to enforce them at the time of the default. You also agree that we may telephone you at any reasonable time to enforce our rights.


13. YOUR OPTIONS AT LEASE END. Provided you are not in default, upon the expiration of a Lease with a Dollar Purchase Option, you shall purchase the Equipment at the end of the Lease Term for such amount and we will release any security interest we may have in the Equipment. Provided you are not in default, upon expiration of a Lease with a Stated Purchase Option, you shall have the option to (a) return the Equipment in accordance with Section 14; or (b) on 60 days advance written notice to us, purchase all but not less than all of the Equipment for the Purchase Option amount, if stated, or if no fixed Purchase Amount is given, our reasonable estimate of the fair market value of like equipment as of the end of the Lease Term. If you elect to purchase the Equipment, upon payment of the agreed upon price including all sales tax and other applicable taxes, we will transfer the Equipment to you AS-IS-WHERE-IS, WITHOUT ANY REPRESENTATION OR WARRANTY. If you fail to exercise the purchase option (a) you will continue to pay Monthly Rent until the Equipment is received and accepted by us pursuant to Section 14, and (b) all of the terms of the Lease shall continue to apply, including your obligation to pay Monthly Rent.


14. RETURN OF EQUIPMENT. If (a) a default occurs, (b) you do not purchase the Equipment at the end of the Lease Term, or (c) you do not extend the Lease Term, you will immediately return the Equipment to any location(s) we may designate in the continental United States. The Equipment must be properly packed for shipment in accordance with the manufacturer's recommendation or specification, freight prepaid and insured, maintained in accordance with Section 6, and in Average Saleable Condition. Average Saleable Condition means that all of the Equipment is immediately available for use by a third party buyer, user, or lessee, other than yourself, without the need for any repair or refurbishment. All Equipment must be free of markings. You will pay us for any missing or defective parts or accessories. You will continue to pay Monthly Rent until the Equipment is received and accepted by us.


15. ASSIGNMENT. YOU MAY NOT SELL, TRANSFER, ASSIGN, PERMIT A LIEN ON OR SUBLEASE THE EQUIPMENT. We may, without notifying you, sell, assign, or transfer this Lease and our rights to the Equipment. You agree that if we do so, the new owner will have the same rights and benefits that we now have, but will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set-offs that you may have against us. If you are given notice of a new owner, you agree to respond to any requests about this Lease and if directed, to pay the new owner all Monthly Rent and other amounts due under this Lease.


16. COLLECTION EXPENSES, OVERDUE PAYMENT, TERMINATION. You agree that we can, but do not have to, take on your behalf any action which you fail to take to comply with this Lease, and any expenses we incur will be in addition to the Monthly Rent which you owe us. We may charge you a late charge to cover collection costs, equal to 10% of any late payment, but not more than the highest legal rate. To the extent allowed by law, any late payment will continue to accrue interest at a rate not to exceed the highest legal rate from the due date until paid. If you so request and we permit the early termination of this Lease, you agree to pay a fee for such privilege.


17. YOUR REPRESENTATIONS. You state for our benefit that as of the date of this Lease, (a) you have the lawful power and authority to enter into this Lease; (b) the individuals signing this Lease have been duly authorized to do so on your behalf; (c) by entering into this Lease, you will not violate any law or other agreement to which you are a party; and (d) you are not aware of anything that will have a material negative effect on your ability to satisfy your obligations under this Lease.


18. YOUR PROMISES. You will take any actions we reasonably request to protect our rights in the Equipment and to meet your obligations under this Lease. During the term of this Lease, and any renewal, you agree to provide us with all financial information we may reasonably request and permit us to obtain credit reports and make other credit inquiries on you as we deem necessary.


19. MISCELLANEOUS. This Lease contains our entire agreement and supersedes any conflicting provision of equipment purchase orders. TIME IS OF THE ESSENCE IN THIS LEASE. If a court finds any provision of this Lease to be unenforceable, the remaining terms of the Lease remain in effect. All our and your written notices must be sent by certified or first class mail or recognized overnight delivery service, postage prepaid, to your or our address given above or at such other address as you or we may have been given in writing.


20. WAIVERS. WE AND YOU EACH AGREE TO WAIVE AND TO TAKE ALL REQUIRED STEPS TO WAIVE ALL RIGHTS TO A JURY TRIAL. To the extent you are permitted by applicable law, you waive all rights and remedies conferred upon a lessee by Article 2A (sections 508-522) of the Uniform Commercial Code including but not limited to your rights to (a) cancel or repudiate this Lease; (b) reject or revoke acceptance of the Equipment (c) recover damages from us for any breach of warranty or for any other reason; and (d) grant a security interest in any Equipment in your possession. To the extent you are permitted by applicable law, you waive any rights you now or later may have under any statute or otherwise which; (I) require us to sell or otherwise use any Equipment to reduce our damages, (ii) require us to provide you with notice of default, intent to accelerate amounts becoming due or actual acceleration of amounts becoming due, or (iii) may otherwise limit or modify any of our rights or remedies. ANY ACTION YOU TAKE AGAINST US FOR ANY DEFAULT, INCLUDING BREACH OF WARRANTY OR INDEMNITY, MUST BE STARTED WITHIN ONE (1) YEAR AFTER THE EVENT WHICH CAUSED IT. We will not be liable for specific performance of this Lease or for any losses, damages, delay or failure to deliver the Equipment.

                                                                   Exhibit 10.22

                          ADDENDUM A TO LEASE AGREEMENT

Notwithstanding anything to the contrary in the attached Lease dated May 30, 1997 number 063-21770-000 (collectively the "Lease") between Lessor and Lessee:

1) Lessee hereby consents to Lessor collaterally assigning and granting a security interest in the Lease plus the leased property described therein (the "Collateral Assignment") to Firstar Bank Milwaukee N.A. (the "Assignee"). Furthermore, the Lessee agrees that the Collateral Assignment will not materially change its duties under the Lease or materially increase the burden or risk imposed on Lessee under the Lease or involve actual delegation of any material performance by Lessor. Lessee hereby waives any claims, defenses or termination of rights available under Article 2A-303 of the Uniform Commercial Code against Assignee related to the Collateral Assignment or Assignee's subsequent disposition of the Lease or the leased property described therein to any subsequent transferee or purchaser.

2) Lessee acknowledges that the Collateral Assignment prohibits modifications or rescissions of the Lease except upon the written consent of Lessor and Assignee.

3) Lessee acknowledges that each Lease constitutes a separate and independent lease of personal property, and is independently enforceable by Lessor and Assignee from any other lease and without the joinder of any other parties; and Lessee waives any defenses or objections related to the foregoing.

4) Lessee acknowledges that the only "original" Lease is the Lease currently in the possession of Lessor, which will be subsequently assigned to Assignee and will ultimately be in Assignee's possession, and that all other Leases constitute only copies and are all non-originals.

Accepted by initialing these 29 day of May, 1997.

Lessee:  Hansen Lind Meyer, Inc.


         ________________________________


Lessor:  Berthel Fisher & Company Leasing, Inc.


         ________________________________

                                   ADDENDUM B


         This Addendum A (the "Addendum") is attached to and made apart of that Lease Agreement # 063-21770-000 dated May 30, 1997 (the "Lease Agreement") executed by and between Berthel Fisher & Company Leasing, Inc. ("Lessor") and Hansen Lind Meyer Inc. ("Lessee").

         All terms defined in the Lease Agreement will have the same meaning when used in this Addendum unless redefined herein.

         Notwithstanding anything to the contrary stated herein, in the event the Lessee requests to prepay the Lease Agreement the Lessor will grant the request so long as the prepayment is on the following terms:

         1) If the prepayment takes place within the first 12 months of the Lease Agreement, Lessee will pay to the Lessor, only Lessor's net investment (Lessor's Equipment Cost) plus all accrued interest due through the date of the payoff plus any additional accrued interest so that when paid in full (combined monthly payments and accrued interest), Lessor will have received interest equal to one full year of interest, which both parties agree is at a rate of fourteen percent (14%) per annum;

         OR

         2) If the prepayment takes place after the end of the 12th month of the Lease Agreement, Lessee must pay in accordance with the terms of the Lease Agreement including payment of the FMV Purchase Option.

         All other terms and conditions remain the same.

LESSOR:                                     LESSEE:
Berthel Fisher & Company                    Hansen Lind Meyer Inc.
Leasing, Inc.


By:_____________________________            By:___________________________
Title:__________________________            Title:________________________